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                                                                   Exhibit 10.13


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         ENTERED INTO by and among SERVICE EXPERTS, INC., a Delaware corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A., AGENT ("Agent"), SUNTRUST BANK, NASHVILLE, N.A. ("STB"), BANK OF AMERICA, FSB ("BA"), SOUTHTRUST BANK, NATIONAL ASSOCIATION ("SBNA"), and NATIONSBANK OF TENNESSEE, N.A. ("NBT") (herein STB, BA, SBNA, and NBT shall be collectively referred to as "Lenders") as of this 16th day of December, 1997.

                                    RECITALS:

         1. The Borrower, Agent, and the Lenders entered into an Amended and Restated Credit Agreement dated as of September 18, 1997 (the "Credit Agreement").

         2. The Borrower, Agent, and the Lenders desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Fixed Charges" as set forth in Article I of the Credit Agreement shall be amended and restated as follows:

                  "Fixed Charges" means the sum of Consolidated Interest Expense, plus long-term Debt paid by Consolidated Entities on a consolidated basis (excluding any amounts paid under this Agreement and excluding Debt of a Consolidated Entity acquired in an Acquisition which is paid simultaneously with the Acquisition or within sixty (60) days of such Acquisition and which Debt repayment is part of the consideration exchanged in connection with the Acquisition), and plus cash dividends paid, as determined on a consolidated basis for the Consolidated Entities in accordance with GAAP.

         2. Section 7.01 of the Credit Agreement is amended to include new subsection (h) to read as follows:

                           (h) Debt of a Consolidated Entity acquired in an
                  Acquisition that is paid simultaneously with the Acquisition or within sixty (60) days of such Acquisition and which Debt repayment is part of the consideration exchanged in connection with the Acquisition.




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         3. Section 7.12 of the Credit Agreement shall be amended and restated
as follows:

                           Section 7.12 Acquisitions. Make any Acquisition in
                  which: (A) less than fifty percent (50%) of the consideration paid or given in such Acquisition consists of stock, and (B) the cash paid (including Debt permitted by Section 7.01(h) above) exceeds $5,000,000.

         4. The Credit Agreement is not amended in any other respect.

         5. The Borrower reaffirms its obligations under the Credit Agreement and agrees that such obligations are its valid and binding obligations, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         ENTERED INTO the date first written above.

                                         BORROWER:

                                         SERVICE EXPERTS, INC.


                                         By: /s/ Anthony M. Schofield
                                             ---------------------------------
                                         Title: Chief Financial Officer
                                                ------------------------------

                                         AGENT:


                                         SUNTRUST BANK, NASHVILLE, N.A.


                                         By: /s/ Tracy L. Elliott
                                             ---------------------------------
                                         Title: Commercial Officer
                                                ------------------------------




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                                         LENDERS:

                                         SUNTRUST BANK, NASHVILLE, N.A.


                                         By: /s/ Tracy L. Elliott
                                             ---------------------------------
                                         Title: Commercial Officer
                                                ------------------------------

                                         BANK OF AMERICA, FSB


                                         By: /s/ John Yankoslas
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         SOUTHTRUST BANK, NATIONAL
                                         ASSOCIATION


                                         By: /s/ David S. Hugh
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         NATIONSBANK OF TENNESSEE, N.A.


                                         By: /s/ Joe D. Mylan
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------




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